                                                                    Exhibit 4.1

TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                                    NEXTLEVEL                                                      COMMON STOCK

                                                                                                       SHARES

                              NEXTLEVEL SYSTEMS, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                 SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

NUMBER

THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.                                                  CUSIP 652907 10 6

THIS CERTIFIES that
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is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER
SHARE, OF

                            NEXTLEVEL SYSTEMS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:

                            NextLevel Systems, Inc.
                                  CORPORATE

                                     SEAL
                                     1997
  /s/ Susan M. Meyer               DELAWARE           /s/ Richard S. Friedland
                                       *
      SECRETARY                                         CHAIRMAN OF THE BOARD



COUNTERSIGNED AND REGISTERED:

      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                       TRANSFER AGENT
BY                                     AND REGISTRAR


                                    AUTHORIZED SIGNATURE


                             NEXTLEVEL SYSTEMS, INC.


    The Corporation will furnish without charge of each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be sent to the Secretary of the Corporation at its home office, or to its Transfer Agent named on the face of this certificate.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  -- as tenants in common              UNIF GIFT MIN ACT -- ____________ Custodian___________
TEN ENT  -- as tenants by the entireties                              (Cust)                (Minor)
JT TEN   -- as joint tenants with right of                         under Uniform Gifts to Minors
            survivorship and not as tenants                        Act _________________________
            in common                                                          (State)
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    Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________________


               NOTICE: _________________________________________________________
                       THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between NextLevel Systems, Inc. and ChaseMellon Shareholder Services, L.L.C., dated as of June 12, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of NextLevel Systems, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. NextLevel Systems, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor from such holder. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.